VANGUARD/
WELLINGTON FUND

Annual Report
November 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]
John J. Brennan
President

[PHOTO]
John C.  Bogle
Chairman

CONTENTS

A Message To Our Shareholders  . . . . . . . . . . . . . . .  1
The Markets In Perspective   . . . . . . . . . . . . . . . .  4
Report From The Adviser  . . . . . . . . . . . . . . . . . .  6
Portfolio Profile  . . . . . . . . . . . . . . . . . . . . .  8
Performance Summary  . . . . . . . . . . . . . . . . . . . . 12
Financial Statements   . . . . . . . . . . . . . . . . . . . 13
Report Of Independent Accountants  . . . . . . . . . . . . . 24

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Vanguard/Wellington Fund earned a return of +18.6% during the twelve months ended November 30, 1997. Our 69th year of operation was a very good year indeed, as we benefited from another powerful advance in the U.S. stock market and a firm bond market.

     We are especially pleased to report that we solidly outpaced the average balanced mutual fund during the fiscal year, an advantage we have earned for six successive years and in 12 of the past 15 years. Because balanced funds hold a mix of asset classes--roughly 60% in stocks and 40% in long-term bonds--both their returns and ours for the fiscal year were, as usual, somewhere between those of the overall stock and bond markets. Nonetheless, both we and the average balanced mutual fund trailed our unmanaged composite stock/bond index. The table at right presents the twelve-month total return (capital change plus reinvested dividends) for Wellington Fund and our two performance yardsticks.

---------------------------------------------------------
                                        TOTAL RETURNS
                                      FISCAL YEAR ENDED
                                      NOVEMBER 30, 1997
---------------------------------------------------------
Vanguard/Wellington Fund                  +18.6%
---------------------------------------------------------
Average Balanced Fund                     +16.1%
---------------------------------------------------------
Wellington Composite Index*               +21.6%
---------------------------------------------------------

*Weighted 65% S&P 500 Composite Stock Price
 Index and 35% Lehman Brothers Long-Term
 Corporate AA or Better Bond Index.
 or Better Bond Index.

     The Fund's return is based on an increase in net asset value from $28.34 per share on November 30, 1996, to $31.05 per share on November 30, 1997, with the latter figure adjusted for dividends totaling $1.06 per share paid from net investment income and distributions totaling $1.11 per share paid from net realized capital gains. (Net realized capital gains totaling $1.57 per share were distributed in December 1997, along with our quarterly income dividend.)

FISCAL 1997 PERFORMANCE OVERVIEW

The United States experienced something close to economic nirvana in the past twelve months. Growth in corporate profits and employment was robust, and the U.S. unemployment rate at fiscal year-end was 4.6%, a 24-year low. Yet inflation decelerated and long-term interest rates declined slightly on balance during the year.

     The stock market rose sharply for the third consecutive year, although it suffered some setbacks. Curiously, the declines early in the fiscal year were attributed mainly to anxiety about higher inflation, while a sharp drop in October stemmed from concern that economic problems in Asia might result in deflation. Anxiety receded, however, in the face of continued good news from economic statistics and corporate profit reports. For the full year, the S&P 500 Index provided a truly remarkable total return of +28.5%.

     Bond prices fell and long-term interest rates rose during the first half of the fiscal year, then reversed course in the second half. On balance, the yield on the bellwether 30-year U.S. Treasury bond declined 30 basis points (0.3 percentage point), ending the fiscal year at 6.05%. Including interest and capital increase, the total return of the Lehman Long Corporate AA or Better Bond Index was a solid 9.3%--more than satisfactory on an absolute basis, but a pale reflection of the return on stocks. Short-term interest rates fluctuated within a fairly narrow band, and, on balance, the yield on three-month U.S. Treasury bills rose 7 basis points, from 5.13% to 5.20%.

     Wellington Fund outperformed the average balanced fund by a solid 2.5 percentage points during the year. However, we trailed by a similar margin our theoretical benchmark--a composite portfolio comprising 65% stocks and 35% high-quality, long-term bonds.

     Our allocation to stocks explains most of our lead over the real-world competition. We held 60%-63% of the Fund's assets in stocks, toward the low end of our 60%-70% range, with the remainder in long-term bonds. The average balanced fund held 55%-60% of its assets in stocks, roughly 10% in cash, and the remainder in bonds. Our heavier weightings in stocks and long-term bonds were an advantage versus other funds in a year of booming returns for stocks and solid returns from bonds.

     Our equity allocation hurt us a bit compared with the composite index's 65% weighting in stocks. However, the main reason we trailed the benchmark was that our stock holdings (with a total return of +25%) did not do as well as the S&P 500 Index. This shortfall was due mainly to our overweighting in the basic materials sector (we held materials and processing stocks that represented, on average, more than twice the 6% weighting in the S&P 500). This sector's return (about +10% for the Index and +12% for Wellington Fund) was, by a wide margin, the worst of any broad industry group in the Index. We also were hurt in comparison with the Index by our near-absence from the technology sector (about 1% of your Fund's assets during the year versus more than 12% for the Index).

     Wellington Fund's income dividends of $1.06 per share for the year represented an increase of about 9% over the $0.97 paid in fiscal 1996. We strive for long-term growth in income, but the growth rate will not always be as high as in the past year. The increase in our income paralleled a substantial increase in our bond position, reflecting sales of stocks at ascending prices to maintain the Fund's normal equity allocation of 60%-70% of assets.


LONG-TERM PERFORMANCE OVERVIEW

The table below presents Wellington Fund's performance over the past decade. Our achievement during the past year added to our long-term advantage over the average balanced mutual fund. However, neither the Fund nor our average competitor has matched the long-term return of our theoretical benchmark, the composite stock/bond index. The decade's returns are summarized in both percentage and dollar terms (assuming an initial investment of $10,000 and reinvestment of all income dividends and capital gains distributions).

----------------------------------------------------------------------
                                              TOTAL RETURNS
                                     10 YEARS ENDED NOVEMBER 30, 1997
                                --------------------------------------
                                    AVERAGE          FINAL VALUE OF
                                    ANNUAL             A $10,000
                                     RATE          INITIAL INVESTMENT
----------------------------------------------------------------------
Vanguard/Wellington Fund            +15.1%              $40,832
----------------------------------------------------------------------
Average Balanced Fund               +13.1%              $34,131
----------------------------------------------------------------------
Wellington Composite Index          +16.0%              $44,048
----------------------------------------------------------------------

     Wellington Fund's 2.0% average annual margin of superiority over competing funds amounted for the decade to an impressive $6,701 earnings advantage on identical investments of $10,000--an amazing 67% of the initial capital added to the returns of Wellington shareholders. Slightly more than half of our advantage over competing funds is due to our lower expenses:
Wellington Fund's operating expenses amounted to 0.29% of average assets in fiscal 1997, a full percentage point below the 1.32% expense ratio of the average balanced fund. This is a significant edge, and one that we expect will endure.

     Of course, the costs of doing business and trading securities work against us in our performance comparison with the unmanaged index, which exists only in theory and bears none of the operating and transaction costs that mutual funds incur. Even so, it is our goal to surpass the return of the composite index, and we acknowledge that we have not done so over the past decade.

     It must be noted that the ten-year returns shown on the previous page were unusually high by historical standards, especially for the relatively conservative strategy that balanced portfolios pursue. Although no one knows what the future will bring, we fully expect returns on stocks and bonds to be lower over the next decade than the remarkably generous returns earned during the past decade.

IN SUMMARY

Wellington Fund shareholders have participated in a truly remarkable performance by the U.S. stock and bond markets over the past three years, during which the Fund's cumulative return exceeded +90%. When the rewards of investing are so visible, there is a danger that investors will discount the risks inherent to financial markets. Suffice it to say that investing is not a one-way street, a fact that the markets will make clear from time to time.

     Nonetheless, the greatest risk is not investing in the first place. We believe that risk can be managed well through a balanced investment program of stocks, bonds, and reserves tailored to fit your objectives, financial situation, tolerance for risk, and time horizon. Wellington Fund has followed such a balanced strategy since its creation nearly seven decades ago, and we assure you that we will "stay the course" in the future.


/s/ JOHN C. BOGLE                                  /s/ JOHN J. BRENNAN

John C. Bogle                                      John J. Brennan
Chairman of the Board                              President

December 11, 1997

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1997

U.S. EQUITY MARKETS

The fiscal year ended November 30 tested investors' mettle on a number of occasions, but most ended on a positive note. The increasingly global nature of investing has rarely been more in evidence than it was over the period. Turmoil in Southeast Asia raised serious questions about future growth in the region and, significantly, called into question the earnings outlook for U.S. companies with exposure there.

     Over the 12 months, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 28.5% gain. Small-cap stocks also fared well, as illustrated by the 23.4% increase of the Russell 2000 Index. These gains withstood a rocky October, when the sharp declines in Asian markets led many investors to question their expectations regarding U.S. equities. Although the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days.

     Among large-cap stocks, the financial services sector was again one of the best performers, with an increase of 34.8% in fiscal 1997. Also noteworthy was a November surge in utility stocks, which brought that sector's 12-month return up to 34.5%. Utilities, those seemingly perennial cellar-dwellers, were boosted by a drop in interest rates and by a general consensus that their valuations at last adequately reflected the risks associated with the new competitive landscape. In the final quarter of the fiscal year, utility stocks jumped 23.6%, roughly three times the return generated by the S&P 500 Index (6.7%). In sharp contrast were a number of market sectors that felt the brunt of the disarray in Asian economies and--while showing positive gains for the year--turned in negative fourth fiscal quarters. As the fiscal year ended, there were growing indications from technology and manufacturing companies that the economic distress in Southeast Asia would likely reduce their current and future earnings.

---------------------------------------------------------------------------
                                             AVERAGE ANNUALIZED RETURNS
                                           PERIODS ENDED NOVEMBER 30, 1997
                                         ----------------------------------
                                          1 YEAR      3 YEARS      5 YEARS
---------------------------------------------------------------------------
EQUITY
  S&P 500 Index                            28.5%        31.1%        20.2%
  Russell 2000 Index                       23.4         22.7         16.8
  MSCI EAFE Index                          -0.1          6.5         11.6
---------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index               7.6%        10.3%         7.6%
  Lehman 10-Year Municipal Bond Index       7.1         10.3          7.5
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index                5.2          5.4          4.7
---------------------------------------------------------------------------
OTHER
  Consumer Price Index                      1.8%         2.6%         2.6%
---------------------------------------------------------------------------


     While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. For the year, the Russell 2000 Index gained 23.4%. During the second six months, the Russell 2000's 13.8% essentially matched the S&P 500's 13.6%. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Bonds were overshadowed by stocks for much of the year. Investors' returns from bonds, however, were quite respectable. As the year progressed, investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. As a result, when interest rates dipped noticeably toward the fiscal year's end, they fell furthest for issues with the longest maturities. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 6.05%, compared to 6.35% on November 30, 1996. Falling rates flattened the yield curve considerably: Only 0.85% separated the yield on Treasury bills from the yield on the 30-year issue, down from a spread of 1.22% at the previous fiscal year-end.

     The positive effect of the yield drop on bond prices was apparent in the 7.6% return of the Lehman Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 12.6% gain of the Lehman High Yield Bond Index. The strength of the economy, together with the lack of inflationary pressure, produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the fiscal year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 26.3% in U.S. dollar terms; the index fell 17.3% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 24.5%, including a 16.1% drop in the fourth quarter; Hong Kong, down 25%; Malaysia, down 68%; and Singapore, down 23%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries. Because the values of many of these currencies had been linked to the U.S. dollar, their fall caused it to appreciate greatly--so much so that Asian businesses soon found it difficult to purchase American-made products and to repay dollar-denominated loans. This situation raised questions about how the region's economic growth would be affected. Related worries focused on imprudent aspects of various countries' financial systems and the probability of corporate bankruptcies. In short, there was no place to hide.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and recovered in November. The MSCI Europe Index posted a gain of 21.8% for the 12 months. The robust character of the European markets reflects strong corporate earnings and optimism that the European Monetary Union will provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

Vanguard/Wellington Fund provided a total return of 18.6% during the fiscal year ended November 30, 1997. This compares with a return of 16.1% for the average balanced fund and 21.6% for our unmanaged index, a composite weighted 65% in stocks and 35% in bonds.

     From our perspective, while it is gratifying to do better than our competitors, it is not gratifying to lag an unmanaged index. Our underperformance versus the index stemmed from the fact that during most of the fiscal year we maintained a conservative equity exposure--at the low end of our 60%-70% of assets range. This same conservative attitude prevailed with respect to our equity selections. We avoided areas with high valuations, which in fiscal 1997 caused us to lag the S&P 500 Index. Our fixed-income securities, managed by Paul Kaplan, outpaced the long-term bond index.

     Wellington Fund's equities, which accounted for 60%-63% of assets during the year, provided a net return of 24.8%, versus 28.5% for the S&P 500 Index. The average yield on securities bought was 2.6% at the time of purchase, while the average yield of stocks sold was 2.7% at the time of sale. The yield of our equity segment at year-end was 2.3%, compared with 1.6% for the S&P 500 Index. This was a relatively large premium compared with previous years, and was the result, in part, of our increased allocation to the utility sector, which now stands at over 9% of equities, up from 4% two years ago. Our high yield relative to the S&P 500 Index also is partly due to our emphasis on stocks whose dividends are increasing. The companies in the S&P 500 Index have generated annual earnings growth well into the double digits since the early 1990s, though we expect the growth rate to decline--to perhaps 6%--within a few years. We believe there are limits to how much further companies can reduce such costs as wages and interest. In a slow earnings-growth environment, the average investor will become more interested in dividends, especially if there are prospects for regular increases.

     The financial-services sector continues to carry the largest weighting among the Fund's stock holdings, accounting for almost 23% of our equities, versus about 17% of the S&P 500 Index. Banks benefited during the fiscal year from a benign interest rate environment and continued consolidation in the industry. Our Fund's relative performance was helped by its overweighting in this sector and by the excellent performance of such large holdings as U.S. Bancorp and Allstate. Companies added to the Fund in 1997 include Fannie Mae and Marsh & McLennan.

     The materials and processing sector, where we have invested 17% of our equity assets, compared with 6% of the S&P 500 Index, suffered late in the fiscal year from the financial crises in Asia. Although the tumult certainly has affected the region's near-term demand for raw materials such as copper, in the long run Asian countries will continue to grow at above-average rates and will consume large amounts of imported commodities. In our view, the outlook for key holdings of the Fund such as DuPont and Alcoa is better than current market valuations indicate.

     The Fund's equity exposure to producer durable stocks is about 8%. Northrop Grumman, previously one of our larger holdings, was sold after it received a takeover offer from Lockheed Martin, another aerospace company. We have added Boeing to our holdings because we believe that the recent reduction in its stock price--a result of production delays and fears that Asian customers will cancel orders--represents an opportunity.

     We continue to emphasize health care; about 12% of our equity holdings are in this sector, compared with 11% for the S&P 500 Index. We pare those holdings whose stock prices are climbing very high, while rotating into companies such as Pharmacia & Upjohn, where valuations are more attractive because the future is less clear.

     The integrated oils/other energy sector, which is slightly overweight (over 9% of Wellington Fund's equities) versus the Index (less than 9%), continued to benefit from the realization by investors that operating rates are high and that substantial investments are required to maintain capacity. Oil and gas prices may weaken further early in 1998, so we are emphasizing companies with strong cash generation and good potential for dividend growth.

     We remain quite underexposed to the information technology sector--1% of our equities versus 12% for the S&P 500 Index. We made a profitable investment in IBM early in the fiscal year, when the company's stock came into our valuation range. It is generally difficult to find dividend-paying technology stocks within the valuation parameters we have set for the Fund.

     We now have close to the market weight (10%) in the utility sector because these stocks provide good income and excellent defensive characteristics. We also retain a large interest in the transportation sector and have increased the Fund's position in Union Pacific, which has suffered lately from transportation bottlenecks that in our estimation are transitory.

     The past year brought grudging recognition in the bond market that inflation is, for the time being, under control. Yields on long-term U.S. Treasury bonds declined to approximately 6%, and the Fund's substantial holdings in corporate bonds performed well. It is hard to envision further dramatic reductions in yields from today's levels. However, we remain optimistic that inflation will remain controlled.

     Wellington Fund's conservative approach to investing--with its emphasis on high quality, low valuations, and growth in dividend income--has not prevented us from participating vigorously in the historic bull market we have witnessed in the last three years. As we enter 1998, we are hopeful that economic growth will slow to a sustainable rate and that inflation will be moderate. We believe the Fund is well positioned for such an environment.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP

December 11, 1997

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed-income securities. Consistent with this approach, dividend paying stocks dominate the Fund's equity segment, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

PORTFOLIO PROFILE
Wellington Fund

This Profile provides a snapshot of the Fund's characteristics as of November 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.


TOTAL FUND CHARACTERISTICS
--------------------------------------------
Turnover Rate                            27%
Expense Ratio                          0.29%
Cash Reserves                           1.8%


PORTFOLIO ASSET ALLOCATION
--------------------------------------------

[CHART]

STOCKS                                  63%
BONDS                                   35%
CASH RESERVES                            2%


TOTAL FUND VOLATILITY MEASURES
------------------------------------------
               WELLINGTON          S&P 500
------------------------------------------
R-Squared            0.86             1.00
Beta                 0.69             1.00


TEN LARGEST STOCKS (% OF EQUITIES)
-------------------------------------------
Allstate Corp.                         3.5%
U.S. Bancorp                           3.4
Citicorp                               2.6
Union Pacific Corp.                    2.3
Wachovia Corp.                         2.3
Xerox Corp.                            2.2
Ford Motor Co.                         2.1
Kimberly-Clark Corp.                   2.1
General Electric Co.                   2.0
AT&T Corp.                             2.0
-------------------------------------------
Top Ten                               24.5%
-------------------------------------------
Top Ten as % of Total Net Assets      15.4%




SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------
                            NOVEMBER 30, 1996      NOVEMBER 30, 1997
                           -----------------------------------------------
                               WELLINGTON       WELLINGTON      S&P 500
                           -----------------------------------------------
Auto & Transportation   . .        8.3%             8.3%          3.5%
Consumer Discretionary    .        3.1              3.4           9.8
Consumer Staples  . . . . .        2.3              3.2          11.3
Financial Services  . . . .       20.1             22.6          17.0
Health Care   . . . . . . .       12.4             12.4          11.2
Integrated Oils   . . . . .       12.0              8.5           7.3
Other Energy  . . . . . . .        0.0              0.7           1.5
Materials & Processing  . .       20.1             17.1           6.3
Producer Durables   . . . .        7.2              8.0           4.2
Technology  . . . . . . . .        0.0              1.2          12.4
Utilities   . . . . . . . .        7.8              9.4          10.3
Other   . . . . . . . . . .        6.7              5.2           5.2
--------------------------------------------------------------------------

EQUITY CHARACTERISTICS
--------------------------------------------------
                        WELLINGTON        S&P 500
--------------------------------------------------
Number of Stocks                97            500
Median Market Cap           $19.7B         $37.3B
Price/Earnings Ratio         17.2x          21.9x
Price/Book Ratio              3.0x           4.0x
Dividend Yield                2.3%           1.6%
Return on Equity             16.9%          20.4%
Earnings Growth Rate         14.0%          17.8%
Foreign Holdings              8.1%           1.9%


EQUITY INVESTMENT FOCUS
--------------------------------------------------

[CHART]

FIXED-INCOME CHARACTERISTICS
--------------------------------------------------
Number of Bonds                                203
Average Coupon                                7.3%
Average Maturity                        18.0 years
Average Quality                                Aa2
Average Duration                         9.2 years


FIXED-INCOME INVESTMENT FOCUS
--------------------------------------------------

[CHART]


DISTRIBUTION BY ISSUER (% OF BONDS)
------------------------------------------------
Asset-Backed                                --
Finance                                   18.0%
Foreign                                   16.9
Industrial                                22.8
Mortgage                                   3.7
U.S. Government and Agency                 1.7
U.S. Treasury                             23.8
Utilities                                 12.1
Other                                      1.0
------------------------------------------------
Total                                    100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
------------------------------------------------
Aaa                                       37.4%
Aa                                        17.2
A                                         34.5
Baa                                        9.9
Ba                                          --
B                                           --
Not Rated                                  1.0
------------------------------------------------
Total                                    100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes. For equity portfolios, the attributes are market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For fixed-income portfolios, the attributes are average maturity (short, medium, or long) and average credit quality (high, medium, or low).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ASSET ALLOCATION. This chart shows the distribution, by type of asset, of the Fund's holdings.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, returns are likely to be more volatile, since they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

PERFORMANCE SUMMARY
Wellington Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.


TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1977-NOVEMBER 30, 1997

---------------------------------------------------------
                       WELLINGTON FUND       COMPOSITE*
FISCAL           CAPITAL   INCOME     TOTAL     TOTAL
YEAR             RETURN    RETURN    RETURN    RETURN
---------------------------------------------------------
1978              -0.3%      6.2%      5.9%      3.7%
1979               4.9       7.9      12.8      10.1
1980              18.1       9.2      27.3      21.8
1981              -5.6       8.4       2.8      -0.4
1982              10.1       9.7      19.8      22.4
1983              17.0       8.7      25.7      19.2
1984               0.6       7.7       8.3       7.2
1985              18.3       8.2      26.5      27.5
1986              17.3       7.0      24.3      26.4
1987              -7.1       2.8      -4.3      -2.0
1988              13.8       7.2      21.0      19.3
1989              13.4       6.6      20.0      25.7
1990              -8.4       5.8      -2.6      -0.2
1991              10.2       6.6      16.8      19.2
1992               9.2       5.8      15.0      15.9
1993               8.4       5.2      13.6      11.8
1994              -5.2       4.4      -0.8      -1.6
1995              27.3       5.4      32.7      33.0
1996              16.7       4.6      21.3      19.8
1997              14.2       4.4      18.6      21.6
---------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

See Financial Highlights table on page 21 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: NOVEMBER 30, 1987-NOVEMBER 30, 1997
-----------------------------------------------------------------------------

[CHART]

--------------------------------------------------------
                           Average                S&P
              Wellington   Balanced   Composite   500
                 Fund        Fund       Index    Index
--------------------------------------------------------
1987 11         10000       10000       10000    10000
1988 02         11644       11234       11433    11736
1988 05         11421       11121       11181    11599
1988 08         11592       11270       11350    11675
1988 11         12103       11603       11928    12333
1989 02         12761       12121       12481    13131
1989 05         13789       13101       13725    14707
1989 08         14789       13970       14868    16256
1989 11         14521       13960       14988    16137
1990 02         14260       13576       14568    15613
1990 05         14931       14311       15592    17151
1990 08         13902       13511       14593    15446
1990 11         14136       13704       14952    15577
1991 02         15696       15132       16636    17904
1991 05         16553       15890       17548    19170
1991 08         16889       16336       18077    19597
1991 11         16512       16240       17829    18743
1992 02         17764       17614       19270    20759
1992 05         18333       17679       19603    21055
1992 08         18595       17835       20014    21148
1992 11         18988       18525       20660    22199
1993 02         19902       19194       21656    22968
1993 05         20656       19631       22053    23496
1993 08         21622       20479       23131    24358
1993 11         21574       20434       23091    24436
1994 02         21948       20892       23338    24878
1994 05         21688       20265       22662    24494
1994 08         22652       20861       23532    25688
1994 11         21396       20097       22720    24691
1995 02         23136       21141       24498    26707
1995 05         25372       22601       26890    29432
1995 08         26561       23770       28131    31190
1995 11         28393       24629       30218    33810
1996 02         29404       25506       31305    35965
1996 05         30104       26189       32016    37796
1996 08         30441       25964       31718    37029
1996 11         34430       28646       36210    43230
1997 02         35060       29159       37117    45374
1997 05         36683       30363       39103    48914
1997 08         38764       32130       41403    52081
1997 11         40832       34131       44048    55612
--------------------------------------------------------


-------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED NOVEMBER 30, 1997
                          -------------------------------------   FINAL VALUE OF A
                           1 YEAR        5 YEARS     10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------
Wellington Fund             18.60%        16.55%       15.11%         $40,832
Average Balanced Fund       16.10         12.83        13.06           34,131
Composite Index*            21.65         16.35        15.98           44,048
S&P 500 Index               28.51         20.15        18.72           55,612
-------------------------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------------------------
                                                                             10 YEARS
                          INCEPTION                              ---------------------------------
                            DATE         1 YEAR       5 YEARS     CAPITAL     INCOME       TOTAL
--------------------------------------------------------------------------------------------------
Wellington Fund           7/1/1929       27.73%       16.49%       7.35%       5.51%       12.86%
--------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
November 30, 1997


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE*
WELLINGTON FUND                                                     SHARES                (000)
-----------------------------------------------------------------------------------------------
COMMON STOCKS (62.4%)
-----------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.2%)
     Canadian National Railway Co.                              2,000,000          $   103,375
     Chrysler Corp.                                             2,978,500              102,200
     Ford Motor Co.                                             6,664,515              286,574
     General Motors Corp.                                       1,991,000              121,451
     KLM Royal Dutch Air Lines NV                               3,901,500              140,454
     Norfolk Southern Corp.                                     1,400,100               44,541
     Union Pacific Corp.                                        5,195,500              311,730
                                                                                   ------------
                                                                                     1,110,325
                                                                                   ------------
CONSUMER DISCRETIONARY (2.1%)
     Eastman Kodak Co.                                          1,929,600              116,982
     May Department Stores Co.                                  1,508,000               81,055
     J.C. Penney Co., Inc.                                      1,791,700              115,117
     Sears, Roebuck & Co.                                       3,000,000              137,438
                                                                                   ------------
                                                                                       450,592
                                                                                   ------------
CONSUMER STAPLES (2.0%)
     American Stores Co.                                        1,775,000               35,167
     General Mills, Inc.                                        1,000,000               74,000
     H.J. Heinz Co.                                             3,000,000              150,188
     Philip Morris Cos., Inc.                                   2,500,000              108,750
     SuperValu Inc.                                             1,574,200               61,886
                                                                                   ------------
                                                                                       429,991
                                                                                   ------------
FINANCIAL SERVICES (14.1%)
     Allstate Corp.                                             5,500,000              472,312
     BankAmerica Corp.                                          3,420,800              249,718
     CIGNA Corp.                                                1,600,000              267,600
     Citicorp                                                   2,850,000              341,822
     CoreStates Financial Corp.                                 1,600,000              123,700
     Fannie Mae                                                 3,256,300              171,973
     First Union Corp.                                          4,614,400              224,952
     Jefferson-Pilot Corp.                                      1,300,000               99,206
     MBIA, Inc.                                                 1,677,600              105,479
     Marsh & McLennan Cos., Inc.                                2,095,000              155,947
     Spieker Properties, Inc. REIT                              1,000,000               40,625
     U.S. Bancorp                                               4,249,800              457,119
     Wachovia Corp.                                             3,977,400              306,260
                                                                                   ------------
                                                                                     3,016,713
                                                                                   ------------
HEALTH CARE (7.7%)
     Abbott Laboratories                                        2,700,000              175,500
     American Home Products Corp.                               2,000,000              139,750
     C.R. Bard, Inc.                                            2,437,000               72,958
     Baxter International, Inc.                                 3,200,000              162,000
     Bristol-Myers Squibb Co.                                   2,500,000              234,063
     Columbia/HCA Healthcare Corp.                              3,000,000               88,500
     Johnson & Johnson                                          3,200,000              201,400
     Pfizer, Inc.                                               2,800,000              203,700
     Pharmacia & Upjohn, Inc.                                   6,865,400              231,707
     Rhone-Poulenc SA ADR                                       3,122,316              140,114
                                                                                   ------------
                                                                                     1,649,692
                                                                                   ------------
INTEGRATED OILS (5.3%)
     Amoco Corp.                                                1,300,000              117,000
     Ashland, Inc.                                              1,000,000               46,688
     Atlantic Richfield Co.                                       400,000               32,600
     Chevron Corp.                                              1,400,000              112,263
(1)  Equitable Resources, Inc.                                  2,000,000               64,750
     Exxon Corp.                                                1,400,000               85,400
     Kerr-McGee Corp.                                             500,000               33,156
     Phillips Petroleum Co.                                     2,200,000              106,563
     Repsol SA ADR                                              3,197,700              137,901
     Royal Dutch Petroleum Co. ADR                              3,012,048              158,697
     Texaco Inc.                                                1,000,000               56,500
     Total SA ADR                                               1,999,999              105,125
     Unocal Corp.                                               1,850,000               73,653
                                                                                   ------------
                                                                                     1,130,296
                                                                                   ------------

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE*
WELLINGTON FUND                                                     SHARES                (000)
-----------------------------------------------------------------------------------------------
OTHER ENERGY (0.4%)
     Occidental Petroleum Corp.                                 3,000,000          $    89,063
                                                                                   ------------
MATERIALS & PROCESSING (10.7%)
     Aluminum Co. of America                                    2,700,000              181,575
     BOC Group PLC ADR                                          2,000,000               63,750
     British Steel PLC ADR                                      3,363,200               80,717
     Cabot Corp.                                                2,200,000               57,613
     Dow Chemical Co.                                           2,463,300              243,251
     E.I. du Pont de Nemours & Co.                              4,000,000              242,250
     Imperial Chemical Industries
       PLC ADR                                                    685,900               40,768
     International Paper Co.                                    2,000,000               94,875
     Kimberly-Clark Corp.                                       5,300,000              275,931
     Lubrizol Corp.                                             2,500,000               97,500
     Norsk Hydro AS ADR                                         2,000,000              103,625
     PPG Industries, Inc.                                       1,700,000               98,494
(1)  Phelps Dodge Corp.                                         3,304,900              218,950
     Reynolds Metals Co.                                        1,600,000               91,100
     Temple-Inland Inc.                                         1,984,600              113,370
     Westvaco Corp.                                             3,080,200              100,492
     Willamette Industries, Inc.                                2,981,000              104,708
     Witco Chemical Corp.                                       1,714,200               73,925
                                                                                   ------------
                                                                                     2,282,894
                                                                                   ------------
PRODUCER DURABLES (5.0%)
     AMP, Inc.                                                  1,200,000               52,125
     The Boeing Co.                                             3,400,000              180,625
     Caterpillar, Inc.                                          1,904,600               91,302
     Honeywell, Inc.                                            3,047,900              199,637
     Lockheed Martin Corp.                                      1,200,000              117,075
     United Technologies Corp.                                  1,700,000              127,394
     Xerox Corp.                                                3,779,300              293,604
                                                                                   ------------
                                                                                     1,061,762
                                                                                   ------------
TECHNOLOGY (0.8%)
     International Business
       Machines Corp.                                           1,510,000              165,439
                                                                                   ------------
UTILITIES (5.9%)
     AT&T Corp.                                                 4,800,000              268,200
     ALLTEL Corp.                                                 723,400               28,755
     Bell Atlantic Corp.                                        1,067,999               95,319
     BellSouth Corp.                                            2,500,000              136,875
     Carolina Power & Light Co.                                 2,000,000               74,750
     CINergy Corp.                                              3,155,000              112,397
     Duke Energy Corp.                                          2,500,000              130,000
     PacifiCorp                                                 3,150,000               73,434
     Pinnacle West Capital Corp.                                2,194,000               84,606
     SBC Communications Inc.                                    1,436,300              104,581
     Texas Utilities Co.                                        2,490,000               99,600
     U S WEST Communications Group                                964,856               43,599
                                                                                   ------------
                                                                                     1,252,116
                                                                                   ------------
OTHER (3.2%)
     Canadian Pacific Ltd.                                      5,592,300              158,332
     Cooper Industries, Inc.                                    2,116,500              109,264
     General Electric Co.                                       3,700,000              272,875
     Minnesota Mining &
       Manufacturing Co.                                        1,500,000              146,156
                                                                                   ------------
                                                                                       686,627
                                                                                   ------------
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $7,869,444)                                                              13,325,510
-----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%)
-----------------------------------------------------------------------------------------------
     Cyprus Amax Minerals Co. $4.00
       Cvt. Pfd. Series A                                         480,000               24,000
     Sun Co., Inc. $1.80
       Cvt. Pfd. Series A                                       1,300,000               45,663
-----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
     (COST $56,824)                                                                     69,663
-----------------------------------------------------------------------------------------------
                                                                     FACE
                                                                    AMOUNT
                                                                     (000)
-----------------------------------------------------------------------------------------------
CORPORATE BONDS (18.7%)
-----------------------------------------------------------------------------------------------
FINANCE (6.4%)
Allstate Corp.
     7.50%, 6/15/2013                                            $ 15,000               15,873
Ambac, Inc.
     7.50%, 5/1/2023                                               25,000               26,524
American Re Corp.
     7.45%, 12/15/2026                                             45,000               47,887
Associates Corp. of North America
     6.875%, 11/15/2008                                            45,000               45,752
BB&T Corp.
     7.25%, 6/15/2007                                              36,900               38,267
Banc One Corp.
     7.625%, 10/15/2026                                            20,000               21,581
     9.875%, 3/1/2009                                              20,000               24,853
BankAmerica Corp.
     7.20%, 4/15/2006                                              20,000               20,779
BankBoston Corp.
     6.625%, 12/1/2005                                             27,000               27,023
CIGNA Corp.
     7.875%, 5/15/2027                                             50,000               53,563
The Chase Manhattan Corp.
     6.50%, 1/15/2009                                              30,000               29,401
Citicorp
     6.75%, 8/15/2005                                              30,000               30,238
Comerica Bank
     7.875%, 9/15/2026                                             20,000               21,983
     8.375%, 7/15/2024                                             20,500               22,891
Dean Witter, Discover & Co.
     6.75%, 10/15/2013                                             24,275               24,031
Dean Witter, Discover & Co. MTN
     7.07%, 2/10/2014                                              17,500               17,900
Exxon Capital Corp.
     6.00%, 7/1/2005                                               13,500               13,269
First Chicago Corp.
     6.375%, 1/30/2009                                             15,000               14,554
First Colony Corp.
     6.625%, 8/1/2003                                              31,550               31,898
First Union Corp.
     7.50%, 4/15/2035                                              30,000               33,710
General Electric Capital Corp.
     8.125%, 5/15/2012                                             30,000               34,348
General Electric Capital Services
     7.50%, 8/21/2035                                              11,000               12,230
General Electric Global
     Insurance Holdings
     7.00%, 2/15/2026                                              35,000               35,942
General Motors Acceptance Corp.
     6.00%, 4/1/2011                                               27,370               25,565
General Re Corp.
     9.00%, 9/12/2009                                              32,000               38,340

-----------------------------------------------------------------------------------------------
                                                                      FACE               MARKET
                                                                    AMOUNT               VALUE*
                                                                     (000)                (000)
-----------------------------------------------------------------------------------------------
John Hancock
     7.375%, 2/15/2024                                          $  44,000          $    45,512
Jackson National Life
     Insurance Co.
     8.15%, 3/15/2027                                              40,000               43,648
Liberty Mutual Insurance Co.
     7.875%, 10/15/2026                                            40,000               42,329
Lumbermens Mutual Casualty
     9.15%, 7/1/2026                                               45,000               51,404
Metropolitan Life Insurance Co.
     7.70%, 11/1/2015                                              43,620               46,092
NBD Bancorp, Inc.
     7.125%, 5/15/2007                                             25,000               25,810
National City Bank Pennsylvania
     7.25%, 10/21/2011                                             20,000               20,713
National City Columbus
     7.25%, 7/15/2010                                              25,000               25,845
NationsBank Corp.
     7.80%, 9/15/2016                                              45,000               49,053
Norwest Financial Inc.
     6.25%, 12/15/2007                                             35,000               34,269
Pacific Mutual Life
     7.90%, 12/30/2023                                             17,000               18,591
Republic New York Corp.
     7.75%, 5/15/2009                                              10,000               10,882
     9.50%, 4/15/2014                                               5,000                6,272
     9.70%, 2/1/2009                                                5,000                6,193
Sears, Roebuck & Co.
     Acceptance Corp.
     6.875%, 10/15/2017                                            30,000               29,649
SunTrust Bank Atlanta
     7.25%, 9/15/2006                                              35,000               36,477
Texaco Capital, Inc.
     9.75%, 3/15/2020                                              15,000               20,181
Torchmark Corp.
     7.875%, 5/15/2023                                             32,500               34,514
TransAmerica Financial
     6.50%, 3/15/2011                                              29,265               28,237
U S WEST Capital Funding, Inc.
     7.90%, 2/1/2027                                               35,000               38,040
Wachovia Corp.
     6.375%, 2/1/2009                                              35,000               34,094
                                                                                   ------------
                                                                                     1,356,207
                                                                                   ------------
INDUSTRIAL (8.0%)
ARCO Chemical Co.
     9.80%, 2/1/2020                                               15,000               19,934
Air Products & Chemicals, Inc.
     8.75%, 4/15/2021                                              26,650               32,602
Albertson's Inc.
     7.75%, 6/15/2026                                              30,000               33,554
Amoco Corp.
     6.50%, 8/1/2007                                               25,000               25,343
Anheuser-Busch Cos., Inc.
     7.00%, 12/1/2025                                              30,000               29,940
Archer-Daniels-Midland Co.
     7.50%, 3/15/2027                                              40,000               43,189
Baxter International, Inc.
     7.65%, 2/1/2027                                               35,000               38,116
Becton, Dickinson & Co.
     7.00%, 8/1/2027                                               25,000               25,684
     8.70%, 1/15/2025                                              20,000               22,705
The Boeing Co.
     8.75%, 8/15/2021                                              40,200               49,838
Bristol-Myers Squibb Co.
     6.80%, 11/15/2026                                             45,000               46,192
Browning-Ferris Industries, Inc.
     6.375%, 1/15/2008                                             34,000               33,397
CPC International, Inc.
     7.25%, 12/15/2026                                             30,500               32,742
CSX Corp.
     7.90%, 5/1/2017                                               40,000               43,550
Coca-Cola Enterprises, Inc.
     8.50%, 2/1/2022                                               40,000               46,973
Dean Foods Co.
     6.90%, 10/15/2017                                             38,000               38,432
Eastman Chemical Co.
     7.60%, 2/1/2027                                               40,000               42,017
Eaton Corp.
     7.00%, 4/1/2011                                               10,600               10,592
     7.625%, 4/1/2024                                              15,000               16,264
Fluor Corp.
     6.95%, 3/1/2007                                               30,000               30,908
Ford Motor Co.
     8.875%, 1/15/2022                                             45,000               54,854
General Motors Corp.
     7.70%, 4/15/2016                                              25,000               27,162
Georgia-Pacific Corp.
     9.625%, 3/15/2022                                             22,000               24,567
International Business
     Machines Corp.
     8.375%, 11/1/2019                                             25,000               29,217
Johnson & Johnson
     6.73%, 11/15/2023                                             15,000               15,461
Johnson Controls, Inc.
     7.125%, 7/15/2017                                             27,300               28,150
Eli Lilly & Co.
     7.125%, 6/1/2025                                              43,000               45,262
Lockheed Martin Corp.
     7.65%, 5/1/2016                                               40,000               42,778
Lucent Technologies Inc.
     7.25%, 7/15/2006                                              35,000               36,891
McDonald's Corp.
     7.375%, 7/15/2033                                             15,000               15,705
Mead Corp.
     7.35%, 3/1/2017                                               16,250               17,103
Mobil Corp.
     8.625%, 8/15/2021                                             20,000               24,750
Morton International, Inc.
     9.25%, 6/1/2020                                               21,000               26,933
Motorola, Inc.
     7.50%, 5/15/2025                                              46,500               51,432
News America Holdings Inc.
     8.00%, 10/17/2016                                             35,000               36,807
Norfolk Southern Corp.
     7.70%, 5/15/2017                                              40,000               43,335
PPG Industries, Inc.
     6.875%, 2/15/2012                                             13,600               14,058
     9.00%, 5/1/2021                                               19,750               24,793
J.C. Penney Co., Inc.
     7.95%, 4/1/2017                                               35,000               38,672
Phillips Petroleum Co.
     9.375%, 2/15/2011                                             20,000               24,782

-----------------------------------------------------------------------------------------------
                                                                      FACE               MARKET
                                                                    AMOUNT               VALUE*
WELLINGTON FUND                                                      (000)                (000)
-----------------------------------------------------------------------------------------------
Procter & Gamble Co. ESOP
     9.36%, 1/1/2021                                            $  20,000          $    25,629
Raytheon Co.
     7.20%, 8/15/2027                                              25,000               25,512
     7.375%, 7/15/2025                                             18,000               18,214
Rockwell International Corp.
     7.875%, 2/15/2005                                             17,000               18,506
Rohm & Haas Co.
     9.80%, 4/15/2020                                              15,000               18,907
Sears, Roebuck & Co.
     9.375%, 11/1/2011                                             14,000               17,533
Stanford Univ.
     7.65%, 6/15/2026                                              29,000               32,916
Tenneco Inc.
     7.875%, 4/15/2027                                             35,000               38,586
Tosco Corp.
     7.80%, 1/1/2027                                               35,000               38,070
Union Pacific Corp.
     7.00%, 2/1/2016                                               35,000               34,699
United Parcel Service
     8.375%, 4/1/2020                                              30,070               36,041
United Technologies Corp.
     8.75%, 3/1/2021                                               32,000               39,000
Wal-Mart Stores, Inc.
     7.25%, 6/1/2013                                               24,000               25,587
Wendy's International, Inc.
     6.35%, 12/15/2005                                             25,500               24,936
Weyerhaeuser Co.
     6.95%, 8/1/2017                                               40,000               39,895
                                                                                   ------------
                                                                                     1,718,715
                                                                                   ------------
UTILITIES (4.3%)
AT&T Corp.
     7.75%, 3/1/2007                                               40,000               43,408
Ameritech Capital Funding
     6.875%, 10/15/2027                                            40,000               40,307
Atlantic City Electric Co.
(2)  7.00%, 9/1/2023                                               18,000               17,950
BellSouth Telecommunications
     5.875%, 1/15/2009                                             15,000               14,371
     7.50%, 6/15/2033                                              30,000               30,627
Carolina Power & Light Co.
     8.625%, 9/15/2021                                             31,000               37,269
Chesapeake & Potomac
     Telephone Co. (MD)
     7.15%, 5/1/2023                                               10,000               10,112
Chesapeake & Potomac
     Telephone Co. (VA)
     7.625%, 12/1/2012                                             16,400               17,729
Consolidated Edison Co.
     of New York, Inc.
     7.50%, 6/15/2023                                              25,000               25,389
Duke Energy Corp.
     7.00%, 10/15/2006                                             25,000               25,818
     7.00%, 7/1/2033                                               10,000                9,956
El Paso Natural Gas Co.
     7.50%, 11/15/2026                                             35,000               36,871
GTE North, Inc.
     6.90%, 11/1/2008                                              30,000               30,418
GTE Southwest, Inc.
     6.00%, 1/15/2006                                              30,000               28,889
Illinois Bell Telephone Co.
     6.625%, 2/1/2025                                              27,725               26,358
Indiana Bell Telephone Co., Inc.
     7.30%, 8/15/2026                                              42,000               44,999
New Jersey Bell Telephone Co.
     8.00%, 6/1/2022                                               34,019               39,244
New York Telephone Co.
     6.70%, 11/1/2023                                              11,000               10,565
     7.25%, 2/15/2024                                              20,000               20,059
Northern States Power Co.
     7.125%, 7/1/2025                                              45,000               46,902
Ohio Bell Telephone Co.
     7.85%, 12/15/2022                                             20,000               21,176
Pacific Bell
     7.125%, 3/15/2026                                             40,000               41,651
Pacific Gas & Electric Co.
     7.05%, 3/1/2024                                               25,000               26,191
PacifiCorp
     6.71%, 1/15/2026                                              21,000               20,370
PacifiCorp MTN
     6.625%, 6/1/2007                                              20,500               20,583
Southern California Edison Co.
     6.90%, 10/1/2018                                              20,750               20,336
Southwestern Bell Telephone Co.
     7.25%, 7/15/2025                                              25,000               25,196
Southwestern Bell
     Telephone Co. MTN
     7.60%, 4/26/2007                                               7,000                7,567
Tennessee Gas Pipeline Co.
     7.50%, 4/1/2017                                               40,000               42,080
Texas Utilities Electric Co.
     7.875%, 4/1/2024                                              14,000               14,624
U S WEST Communications Group
     6.875%, 9/15/2033                                             30,000               28,479
Washington Gas Light Co. MTN
     6.15%, 1/26/2026                                              43,500               43,113
Wisconsin Electric Power Co.
     7.70%, 12/15/2027                                             29,100               30,459
Wisconsin Gas Co.
     6.60%, 9/15/2013                                              13,100               13,222
                                                                                   ------------
                                                                                       912,288
                                                                                   ------------
-----------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
     (COST $3,729,481)                                                               3,987,210
-----------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED) (6.0%)
-----------------------------------------------------------------------------------------------
ABN-AMRO BK NV (Chicago)
     7.25%, 5/31/2005                                              40,000               41,563
Abbey National PLC
     6.69%, 10/17/2005                                             25,000               25,176
Abbey National First Capital
     8.20%, 10/15/2004                                             20,000               21,820
Amoco Canada Petroleum Co.
     7.95%, 10/1/2022                                              20,000               21,249
Asian Development Bank
     9.125%, 6/1/2000                                              10,000               10,698
BBV International Finance
     7.00%, 12/1/2025                                              37,500               36,675
BHP Finance USA Ltd.
     7.25%, 3/1/2016                                               35,000               36,132
Bank of Montreal
     7.80%, 4/1/2007                                               15,000               16,208
Banque Nationale de Paris-NY
     7.20%, 1/15/2007                                              35,000               35,800

-----------------------------------------------------------------------------------------------
                                                                      FACE               MARKET
                                                                    AMOUNT               VALUE*
                                                                     (000)                (000)
-----------------------------------------------------------------------------------------------
Banque Paribas-NY
     6.875%, 3/1/2009                                          $   35,000          $    34,801
Bayerische Landesbank-NY
     6.375%, 10/15/2005                                            25,000               24,910
Deutsche Bank Financial Inc.
     6.70%, 12/13/2006                                             40,000               40,357
Enersis SA
     7.40%, 12/1/2016                                              35,000               35,094
Husky Oil Ltd.
     7.55%, 11/15/2016                                             30,000               31,607
Republic of Ireland MTN
     7.64%, 1/2/2002                                               30,000               31,463
Republic of Italy Global Bond
     6.875%, 9/27/2023                                             50,000               51,164
Japan Financial Corp.
     7.375%, 4/27/2005                                             38,500               40,917
KFW International Finance
     7.00%, 3/1/2013                                               10,000               10,455
     7.20%, 3/15/2014                                              25,000               26,782
Norsk Hydro AS
     7.15%, 11/15/2025                                             30,000               30,796
     9.00%, 4/15/2012                                              20,000               24,296
Province of Manitoba
     9.125%, 1/15/2018                                             20,000               25,647
     9.25%, 4/1/2020                                               20,000               26,133
Province of New Brunswick
     6.75%, 8/15/2013                                              20,400               20,827
Province of Nova Scotia
     8.25%, 7/30/2022                                              30,000               35,149
Province of Ontario
     7.00%, 8/4/2005                                               40,000               41,517
Petro-Canada
     7.875%, 6/15/2026                                             32,000               35,593
Province of Quebec
     7.50%, 7/15/2023                                              25,000               26,497
Province of Quebec MTN
     6.86%, 4/15/2026                                              20,000               20,856
Rheinische Hypothekenbank AG
     6.875%, 6/18/2007                                             24,750               25,567
Royal Bank of Scotland
     6.375%, 2/1/2011                                              30,000               28,781
Saga Petroleum ASA
     7.25%, 9/23/2027                                              38,000               38,680
Province of Saskatchewan
(3)  7.125%, 3/15/2008                                             11,000               11,715
Scotland International Finance
     8.85%, 11/1/2006                                              24,000               27,404
SmithKline Beecham MTN
     7.375%, 4/15/2005                                             15,000               15,907
Societe Generale-NY
     7.40%, 6/1/2006                                               25,000               25,833
Southern Investments UK PLC
     6.80%, 12/1/2006                                              35,000               35,524
Sun Canada Financial Co.
     6.625%, 12/15/2007                                            40,000               40,158
Talisman Energy, Inc.
     7.125%, 6/1/2007                                              20,000               20,453
Toronto-Dominion Bank
     6.45%, 1/15/2009                                              14,000               13,752
     6.50%, 8/15/2008                                              10,000                9,880
Ultramar Diamond Shamrock
     7.20%, 10/15/2017                                             40,000               40,628
Westdeutsche Landesbank-NY
     6.75%, 6/15/2005                                              40,000               40,808
Zeneca Wilmington Inc.
     7.00%, 11/15/2023                                             36,500               37,913
-----------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
     (COST $1,206,170)                                                               1,273,185
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.1%)
-----------------------------------------------------------------------------------------------
Agency for International
     Development (Israel)
     (U.S. Government Guaranteed)
     5.89%, 8/15/2005                                              23,000               22,652
Federal Home Loan Bank
     7.66%, 7/20/2004                                              10,000               10,821
Federal Home Loan Mortgage Corp.
     6.19%, 1/21/2004                                              15,000               14,783
Federal National Mortgage Assn.
     6.28%, 2/3/2004                                               25,000               24,619
Tennessee Valley Authority
     Global Bond
     6.75%, 11/1/2025                                              50,000               52,505
U.S. Treasury Bonds
     6.25%, 8/15/2023                                             440,000              446,886
     7.25%, 5/15/2016                                             350,000              393,719
     7.50%, 11/15/2016                                            235,000              270,823
U.S. Treasury Notes
     6.50%, 8/15/2005                                             355,000              367,737
     6.50%, 10/15/2006                                            265,000              275,555
     7.875%, 11/15/2004                                            50,000               55,581
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
     (COST $1,802,580)                                                               1,935,681
-----------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.3%)
-----------------------------------------------------------------------------------------------
Asset Securitization Corp.
(4)  6.75%, 2/14/2041                                              35,000               35,427
(4)  7.49%, 4/14/2029                                              34,000               36,130
Chase Commercial Mortgage
     Securities Corp.
(4)  6.60%, 12/18/2029                                             27,000               27,002
Credit Suisse First Boston
     Mortgage Securities Corp.
(4)  7.24%, 6/20/2029                                              35,000               36,509
DLJ  Mortgage Acceptance Corp.
(4)  7.60%, 5/15/2030                                              36,000               38,588
First Union-Lehman Brothers
     Commercial Mortgage Trust
(4)  6.65%, 11/18/2029                                             33,000               33,051
(4)  7.38%, 4/18/2029                                              35,000               36,684
Morgan Stanley Capital I Inc.
(4)  7.22%, 7/15/2029                                              35,000               36,684
-----------------------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
     (COST $274,839)                                                                   280,075
-----------------------------------------------------------------------------------------------
MUNICIPAL BONDS (0.3%)
-----------------------------------------------------------------------------------------------
Oakland CA Pension Obligation
     6.98%, 12/15/2009                                             20,000               20,963
Southern CA Public Power Auth.
     (Power Project)
     6.93%, 5/15/2017                                              30,000               31,042

-----------------------------------------------------------------------------------------------
                                                                      FACE               MARKET
                                                                    AMOUNT               VALUE*
WELLINGTON FUND                                                      (000)                (000)
-----------------------------------------------------------------------------------------------
Chelan County WA Public
     Utility Dist.
     7.07%, 6/1/2007                                            $  10,000            $  10,523
     7.10%, 6/1/2008                                               12,000               12,701
-----------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
     (COST $72,000)                                                                     75,229
-----------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.2%)
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     5.70%, 12/1/1997                                              50,941               50,941
     5.71%-5.72%, 12/1/1997--Note F                               200,747              200,747
-----------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $251,688)                                                                   251,688
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
     (COST $15,263,026)                                                             21,198,241
-----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
-----------------------------------------------------------------------------------------------
Other Assets--Note C                                                                   432,100
Liabilities--Note F                                                                   (290,059)
                                                                                   ------------
                                                                                       142,041
-----------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------
Applicable to 687,313,675 outstanding
     $1.00 par value shares
     (authorized 1,100,000,000 shares)                                             $21,340,282
===============================================================================================

NET ASSET VALUE PER SHARE                                                               $31.05
===============================================================================================

*See Note A in Notes to Financial Statements.

(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of the company. The total market value of investments in affiliated companies was $283,700,000.

(2) Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

(3) Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).

(4) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depository Receipt.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.

-----------------------------------------------------------------------------------------------

                                                                    AMOUNT                  PER
                                                                     (000)                SHARE
-----------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------
Paid in Capital                                               $14,034,024               $20.42
Undistributed Net
     Investment Income                                            291,723                  .42
Accumulated Net
     Realized Gains                                             1,079,320                 1.57
Unrealized Appreciation--
     Note E                                                     5,935,215                 8.64
-----------------------------------------------------------------------------------------------
NET ASSETS                                                    $21,340,282               $31.05
===============================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------------
                                                                                WELLINGTON FUND
                                                                   YEAR ENDED NOVEMBER 30, 1997
                                                                                          (000)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                                                    $   293,200
     Interest                                                                          498,501
                                                                                   ------------
          Total Income                                                                 791,701
                                                                                   ------------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                                      7,447
          Performance Adjustment                                                          (244)
     The Vanguard Group--Note C
          Management and Administrative                                                 40,886
          Marketing and Distribution                                                     3,933
     Taxes (other than income taxes)                                                     1,380
     Custodian Fees                                                                        296
     Auditing Fees                                                                          38
     Shareholders' Reports                                                                 579
     Annual Meeting and Proxy Costs                                                        198
     Directors' Fees and Expenses                                                           43
                                                                                   ------------
          Total Expenses                                                                54,556
          Expenses Paid Indirectly--Note C                                              (1,516)
                                                                                   ------------
          Net Expenses                                                                  53,040
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  738,661
-----------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                                     1,079,218
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES            1,409,192
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $3,227,071
===============================================================================================

*Dividend income and realized net gain from affiliated companies were $11,008,000 and $10,622,000 respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------
                                                                                         WELLINGTON FUND
                                                                                     YEAR ENDED NOVEMBER 30,
                                                                           -----------------------------------------
                                                                                     1997                      1996
                                                                                    (000)                     (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                 $      738,661            $      572,006
     Realized Net Gain                                                          1,079,218                   695,226
     Change in Unrealized Appreciation (Depreciation)                           1,409,192                 1,544,678
                                                                           -----------------------------------------
          Net Increase in Net Assets Resulting from Operations                  3,227,071                 2,811,910
                                                                           -----------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                       (661,099)                 (519,183)
     Realized Capital Gain                                                       (647,264)                 (141,199)
                                                                           -----------------------------------------
          Total Distributions                                                  (1,308,363)                 (660,382)
                                                                           -----------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                     4,070,135                 3,193,817
     Issued in Lieu of Cash Distributions                                       1,236,753                   617,054
     Redeemed                                                                  (2,390,687)               (1,789,640)
                                                                           -----------------------------------------
          Net Increase from Capital Share Transactions                          2,916,201                 2,021,231
----------------------------------------------------------------------------------------------------------------------
     Total Increase                                                             4,834,909                 4,172,759
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                         16,505,373                12,332,614
                                                                           -----------------------------------------
     End of Year                                                              $21,340,282               $16,505,373
======================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                       143,031                   126,321
     Issued in Lieu of Cash Distributions                                          46,059                    24,884
     Redeemed                                                                     (84,173)                  (70,741)
                                                                           -----------------------------------------
          Net Increase in Shares Outstanding                                      104,917                    80,464
======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           WELLINGTON FUND
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                -------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997           1996          1995           1994          1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $28.34         $24.57        $19.33         $20.78        $19.34
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                          1.11           1.02           .96            .88           .92
     Net Realized and Unrealized Gain (Loss) on Investments         3.77           4.00          5.19          (1.03)         1.62
                                                                -------------------------------------------------------------------
          Total from Investment Operations                          4.88           5.02          6.15           (.15)         2.54
                                                                -------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                          (1.06)          (.97)         (.88)          (.92)         (.94)
     Distributions from Realized Capital Gains                     (1.11)          (.28)         (.03)          (.38)         (.16)
                                                                -------------------------------------------------------------------
          Total Distributions                                      (2.17)         (1.25)         (.91)         (1.30)        (1.10)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $31.05         $28.34        $24.57         $19.33        $20.78
===================================================================================================================================

TOTAL RETURN                                                      18.60%         21.26%        32.70%         -0.82%        13.62%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                          $21,340        $16,505       $12,333         $8,638        $7,917
     Ratio of Total Expenses to Average Net Assets                 0.29%          0.31%         0.33%          0.35%         0.34%
     Ratio of Net Investment Income to Average Net Assets          3.97%          4.08%         4.37%          4.35%         4.55%
     Portfolio Turnover Rate                                         27%            30%           24%            32%           34%
     Average Commission Rate Paid                                 $.0571         $.0572           N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Common stocks listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP, provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the S&P 500 Index and the Lehman Long-Term Corporate AA or Better Bond Index. For the year ended November 30, 1997, the advisory fee represented an effective annual basic rate of 0.04% of the Fund's average net assets before a decrease of $244,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At November 30, 1997, the Fund had contributed capital of $1,416,000 to Vanguard (included in Other Assets), representing 7.1% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

     Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended November 30, 1997, these arrangements reduced the Fund's expenses by $1,516,000 (an annual rate of 0.01% of average net assets).

D. During the year ended November 30, 1997, the Fund purchased $5,230,645,000 of investment securities and sold $2,870,986,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,950,465,000 and $2,032,877,000, respectively.

E. At November 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,935,215,000, consisting of unrealized gains of $5,968,540,000 on securities that had risen in value since their purchase and $33,325,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at November 30, 1997, was $418,397,000, for which the Fund had received as collateral cash of $200,747,000 and U.S. Treasury securities with a market value of $234,548,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Directors of
Vanguard/Wellington Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Wellington Fund (the "Fund") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1998



SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD/WELLINGTON FUND

This information for the fiscal year ended November 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

     The Fund designates $918,975,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1997. Of the $918,975,000 capital gain dividends, the Fund designates $527,790,000 as a 20% rate gain distribution.

     For corporate shareholders, 30.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

HONORARY CHAIRMAN

WALTER L. MORGAN, Founder.


DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
  is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS


STOCK FUNDS

Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
  Aggressive Growth Portfolio
  Capital Opportunity Portfolio
  Global Equity Portfolio
Index Trust
  500 Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Small Capitalization Stock
    Portfolio
  Total Stock Market Portfolio
  Value Portfolio
Institutional Index Fund
International Equity Index Fund
  Emerging Markets Portfolio
  European Portfolio
  Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
  Energy Portfolio
  Gold & Precious Metals
    Portfolio
  Health Care Portfolio
  REIT Index Portfolio
  Utilities Income Portfolio
Tax-Managed Fund
  Capital Appreciation
    Portfolio
  Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
  U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Horizon Fund
  Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
  Conservative Growth
    Portfolio
  Growth Portfolio
  Income Portfolio
  Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
  Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS

Admiral Funds
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
  Intermediate-Term Bond
    Portfolio
  Long-Term Bond Portfolio
  Short-Term Bond Portfolio
  Total Bond Market Portfolio
Fixed Income Securities Fund
  GNMA Portfolio
  High Yield Corporate Portfolio
  Intermediate-Term Corporate
    Portfolio
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term Corporate
    Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term Corporate
    Portfolio
  Short-Term Federal Portfolio
  Short-Term U.S. Treasury
    Portfolio
Municipal Bond Fund
  High-Yield Portfolio
  Insured Long-Term Portfolio
  Intermediate-Term Portfolio
  Limited-Term Portfolio
  Long-Term Portfolio
  Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS

Admiral Funds
  U.S. Treasury Money Market
    Portfolio
Money Market Reserves
  Federal Portfolio
  Prime Portfolio
Municipal Bond Fund
  Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)


Q210-11/97
(C) 1998 Vanguard Marketing
    Corporation, Distributor


[VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482



FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.